AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to Registration Rights Agreement, dated as of March 30, 2012 (this “Amendment”), amends that certain Registration Rights Agreement, dated as of December 30, 2011 (the “Agreement”), by and among EQM Technologies & Energy, Inc., a Delaware corporation (the “Company”), and the holders of securities of the Company listed on the signature pages to the Agreement. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

RECITALS

WHEREAS, the Board of Directors of the Company has determined to issue to Jack Greber (“Greber”) a Convertible Subordinated Note dated the date hereof in the original principal amount of $188,959 (the “Greber Note”), which Greber Note has substantially the same terms as the Convertible Notes and is convertible into an aggregate of 472,398 shares (subject to adjustment as set forth in the Greber Note) of Common Stock, and to grant to Greber registration rights with respect to the shares of Common Stock underlying the Greber Note.

WHEREAS, pursuant to Section 18 of the Agreement, the Agreement may be amended by written agreement of the Company and Holders holding in the aggregate at least 66 2/3% of the then-outstanding Registrable Securities.

WHEREAS, the Holders signatory hereto hold in excess of 66 2/3% of the Registrable Securities currently outstanding and desire to amend the Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants, agreements, representations and warranties set forth in the Agreement and this Amendment, and for other good and valuable consideration, the parties agree as follows:

1.          The Agreement is hereby amended such that the Greber Note shall be considered a “Convertible Note” in the original principal amount of $188,959, the shares of Common Stock underlying the Greber Note shall be considered “Shares”, and Greber shall be considered an “Investor” in his capacity as the holder of the Greber Note, as such terms are defined under the Agreement.

2.          Except as expressly amended hereby, the Agreement shall remain unchanged and in full force and effect.

3.          This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

4.          This Amendment may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

[Signature page follows]

[SIGNATURE PAGE TO
AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed as of the date first above written.

EQM Technologies & Energy, Inc.

By:	/s/ Robert R. Galvin
Name:	Robert R. Galvin
Title:	Chief Financial Officer

Address:	1800 Carillon Boulevard
Cincinnati, Ohio 45240
Attention: Robert R. Galvin
Facsimile: (513) 825-7495

ARGENTUM CAPITAL PARTNERS II, L.P.,

By: Argentum Partners II, LLC, its General Partner

By: Argentum Investments, LLC, its Managing Member

By:	/s/ Walter H. Barandiaran
Name:	Walter H. Barandiaran
Title:	Managing Member

Original Principal Amount (U.S. Dollars) of Convertible Note: $1,015,556.00

Address:	60 Madison Avenue, Suite 701
New York, NY 10010
Attention: Walter H. Barandiaran
Facsimile: (212) 949-8294

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

/s/ Walter H. Barandiaran
WALTER H. BARANDIARAN

Original Principal Amount (U.S. Dollars) of Convertible Note: $101,556.00

Address:	14 Mayflower Parkway
Westport, CT 06880
Facsimile: (212) 949-8294

/s/ James E. Wendle
JAMES E. WENDLE

Original Principal Amount (U.S. Dollars) of Convertible Note: $60,933.00

Address:	7595 Blue Fox Run
West Chester, OH 45069
Facsimile: (513) 825-7495

/s/ Jack S. Greber
JACK S. GREBER

Original Principal Amount (U.S. Dollars) of Convertible Note: $376,944.00
Original Principal Amount (U.S. Dollars) of Greber Note: $188,959.00

Address:	5722 Saddleridge Drive
Cincinnati, OH 45247
Facsimile: (513) 825-7495

/s/ Joseph P. Hoffman
JOSEPH P. HOFFMAN

Original Principal Amount (U.S. Dollars) of Convertible Note: $101,556.00

Address:	6446 Simon Drive
Cincinnati, OH 45233-4560
Facsimile: (513) 825-7495

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT